UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    March 14, 2006
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                             Warrantech Corporation
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             (Exact name of registrant as specified in its charter)


           Nevada                       0-13084                13-3178732
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(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification  No.)


           2200 Highway 121, Suite 100, Bedford, Texas            76021
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            (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:        800-544-9510
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement and Item 1.02 Termination of a Material Definitive Agreement

         An agreement was entered into on March 14, 2006 between Warrantech Corporation (the "Company") and the Estate of Jeff J. White (the "Estate"). Jeff White was a former director of the Company. The Company agreed to discharge a Promissory Note, dated July 6, 1998, as amended and restated on February 1, 2000 (the "Note"). As of February 1, 2006, the total principal and interest due the Note, equaled $3,401,408.23. Additional interest has been accruing at $415.51 per day. In consideration for the discharge of the Note, on March 14, 2006, the Estate paid the Company $1,290,000 and agreed to transfer all of the shares of the Company's common stock owned by it (1,322,048 shares) to the Company.


Item 9.01  Financial Statements and Exhibits.

         C)       Exhibits.

                  99.1 Agreement between Warrantech Corporation and the Estate of Jeff J. White dated March 14, 2006.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WARRANTECH CORPORATION
                                       (Registrant)

Date:  March 17, 2006                  By: /s/ RICHARD F. GAVINO
                                           -------------------------------------
                                           Richard F. Gavino
                                           Executive Vice President and
                                           Chief Financial Officer


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

                                  EXHIBIT INDEX


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Exhibit #                   Description                                  Page #
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  99.1       Agreement between Warrantech Corporation and the Estate       5
             of Jeff J. White dated March 14, 2005.
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